February 24, 2021 Fourth Quarter and Full Year 2020 Supplemental Information Exhibit 99.2

Forward-Looking Statements and Other Disclosures The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”); the ultimate geographic spread, severity and duration of pandemics such as the recent outbreak of novel coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company; and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements, among others, relating to the continuing impact of COVID-19 on the Company’s business, financial condition and results of operations and the Company’s ability to generate future growth and deliver returns are forward-looking statements, and the Company cannot assure you that TRTX will achieve such results. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise. Past performance is not indicative nor a guarantee of future returns. Yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors.

4Q 2020 Earnings Loan Portfolio Liquidity & Capitalization 1. Calculated on Net Income Attributable to Common Stockholders 2. See Appendix for definitions 3. In connection with adoption on January 1, 2020 of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (“ASU 2016-13”, or “CECL”) 4. Includes one non-consolidated senior interest of $132.0 million $342.6M of available liquidity including $300.6M of cash-on-hand available for investment and other corporate purposes $163.1M of CLO reinvestments during the quarter, generating net cash to TRTX of $50.2M after repaying $112.9M of secured credit agreement borrowings 63.5% of loan portfolio financing is non-mark-to-market at December 31, 20204 69.3% weighted average advance rate across secured credit agreements Net debt-to-equity ratio of 2.44x vs. 3.61x at March 31, 2020 Total loan commitments: $4.9 billion Total loan UPB: $4.5 billion Weighted average coupon: 4.85% Weighted average LTV1: 65.9% Weighted average risk rating1: 3.1 Weighted average LIBOR floor: 1.66% Current Expected Credit Loss (CECL)3: 4Q Credit Loss Expense of $16.3 million Reserve at December 31, 2020 was $62.8 million, or 127 basis points of total loan commitments Operating Performance 4Q20 YE 2020 Basic Earnings per Share1 $0.09 $(2.03) Diluted Earnings per Share1 $0.09 $(2.03) Basic Distributable Earnings per Share2 $0.15 $(1.39) Recurring Dividend on Common Shares $15.5M / $0.20 per share $79.6M / $1.03 per share Special Dividend on Common Shares $14.0M / $0.18 per share $14.0M / $0.18 per share Series B Preferred Dividend $6.2M $14.7M Book Value per Share $16.50 $16.50 Received full repayments during the quarter of $362.4M with respect to 5 loans Funded $62.5M in connection with existing loans during the quarter Acquired 27 acres of land on the Las Vegas Strip through a deed-in-lieu foreclosure, with a carrying value of $99.2M

Loan Portfolio 1. See Appendix for definitions 2. Includes conversion of $112.0M first mortgage loan to Real Estate Owned with carrying value of $99.2M 3. Includes one land loan with a commitment amount of $112.0 million converted to REO at December 31, 2020 Note: Totals may not sum due to rounding Loan Investment Portfolio1 ($ in millions) Year Ended December 31, 2020 Year Ended December 31, 2019 YoY Change Total Loan Commitments $4,943.5 $5,628.8 (12.2%) Loan Repayments and Sales $1,143.22 $1,939.8 (41.1%) Unpaid Principal Balance $4,524.7 $4,998.2 (9.5%) Weighted Average Loan Risk Rating 3.1 2.9 - Average Loan Size (by Commitment) $86.7 $86.6 0.1% Weighted Average Coupon Rate LIBOR + 3.19% LIBOR + 3.48% (8.3%) Weighted Average LIBOR Floor 1.66% 1.63% 1.8% Weighted Average LTV 65.9% 65.4% 0.8% MSA Concentrations (Top 25 / Top 10) 87.7% / 61.4% 84.0% / 56.9% 4.4% / 7.9% Property Type % of Loan Portfolio, by Commitment Loan Maturities by Commitment ($ in Millions) 3

2Q20 - 4Q20 Operating Performance and Dividend Coverage Operating Performance 1. See Appendix for definitions Common Dividend Special Dividend Operating Performance¹ ($ in millions) 2Q20 3Q20 4Q20 Total Net Income Attributable to Common Stockholders $40.1 $30.8 $6.6 $77.5 Distributable Earnings $17.5 $32.6 $11.7 $61.8 Cash Dividends Declared on Common Shares $15.4 $15.4 $15.5 $46.3 Special Cash Dividend Declared on Common Shares - - $14.0 $14.0 Total Cash Dividends Declared on Common Shares $15.4 $15.4 $29.5 $60.3 Ratio of Distributable Earnings to Dividend (three quarters ended December 31, 2020) Cash Dividends Declared Distributable Earnings $61.8M $46.3M $14.0M $60.3M $0.18 = 102.5% Common Dividend Special Dividend

Liquidity and Leverage Available Liquidity Leverage Ratio 1. Cash held to satisfy minimum cash requirement under secured credit facility covenants 2. Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit facilities, secured revolving credit facilities, a term loan facility, and asset-specific financing agreements, less cash, to (ii) total stockholders’ equity, at period end 3. Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit facilities, secured revolving credit facilities, a term loan facility, and asset-specific financing agreements, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end 2 9/30/2020 3 1 12/31/2020 $0.1

Book Value Walk 4Q 2020 $16.71 $16.50 1. Does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group 2. Realization of loss upon conversion to Real Estate Owned 3. Equals CECL reserve of $62.8M divided by loan commitments of $4.9B, both as of December 31, 2020 Note: Totals may not sum due to rounding Recurring Operations CECL (127 bps at 12/31/2020)3 Non-Recurring $16.78 ($0.01) $0.40 ($0.38) $0.02 $0.16 ($0.21) $16.66 Change in Book Value Per Share Beg. Book Value1 End. Book Value1 ($0.16) ($0.02) 2 2 ($0.08)

National, Major Market Footprint2 Lending Focused in Top 25 Markets1 Top 25 Markets Account for 87.7% of Total Loan Commitments Loan Category Geographic Diversity Diversified Loan Portfolio Property Diversity2 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at December 31, 2020 3. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions 2,3 Loan Portfolio: $4.9 billion2 | ($4.5 billion UPB) Loan Type: First Mortgage 99.3% | Mezzanine Loan 0.7% Weighted Average Interest Rate: LIBOR plus 3.2% Weighted Average LTV3: 65.9% Property Diversity: Office is highest concentration: 55.7% 2,3 Fixed vs. Floating Data at 12/31/20 CA 21.9% NY 17.4% TX 12.0% PA 7.4% FL 8.2% NC 3.6% GA 5.5% MI 4.3% NJ 3.3% VA 4.5% MA 2.9% MO 2.6% IL 1.8% LA 1.3% HI 0.9% KY 0.8 MD 1.6% Construction Bridge 27.1%

Property Diversity by Region Exposure as % of Loan Portfolio1 Region Commitment (in Millions) Office Multifamily Hotel Mixed-Use East $2,050.9 25.9% 4.3% 5.0% 5.8% Midwest $428.4 5.5% 3.2% - - Southeast $678.3 6.6% 4.2% 3.0% - Southwest $657.0 3.9% 4.6% 1.5% 3.2% West $1,128.9 13.9% - 5.5% 2.8% Totals $4,943.5 55.7% 16.3% 14.9% 11.9% 1. Excludes Condominium and Retail exposure totaling 1.2% of total loan portfolio (0.5% and 0.7%, respectively) Note: Totals may not sum due to rounding

Multifamily and Office Loan Overview Office¹ 65.4% Weighted Average LTV3 96.2% in Top 25 US MSAs 0% Construction Loans $106.0M Average Loan Size Multifamily² 75.1% Weighted Average LTV3 79.0% in Top 25 US MSAs 0% Construction Loans $80.5M Average Loan Size 1. At December 31, 2020 represented 55.7% of the Company’s total commitments; Refer to page 9 for additional information 2. At December 31, 2020 represented 16.3% of the Company’s total commitments; Refer to page 9 for additional information 3. See Appendix for definitions Note: The foregoing represent a select sample of TRTX investments and may not be representative of all TRTX investments

Risk Ratings 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category 2. Includes a single sponsor relationship with common control of 4 loans with total amortized cost of $25.0 million 3. Includes an amendment and assumption of existing office loan; treated as a new origination and extinguishment under GAAP 4. Includes conversion of one first mortgage loan to Real Estate Owned with an amortized cost of $112.0M Note: Totals may not sum due to rounding Stable Risk Ratings1 Start of Period 2.9 2.9 3.2 3.1 3.1 Repayments/ Sales 3.0 2.7 5.0 3.0 3.04 Originations 3.0 3.0 N/A 3.03 N/A End of Period 2.9 3.2 3.1 3.1 3.1 Risk Ratings Migration1 CECL Reserve bps of Total Loan Commitments $19.6 $58.7 $0.0 Risk Ratings – 9/30/2020 By Amortized Cost ($ in Millions) Total: $4,928.5 Loan Count: 63 6 41 17 2 $83.0 $59.3 $0.0 Risk Ratings – 12/31/2020 By Amortized Cost ($ in Millions) Total: $4,516.4 Loan Count: 57 4 37 15 2 $62.8 Trailing 4 Quarter Average: 121 bps of Total Loan Commitment By Amortized Cost

Loan Modifications at 12/31/201 4Q Interest Collections Economic 10% Non-Economic 2% 96.7% interest collections during Q42, including PIK of 1.7% Economic modifications typically consist of repurposing of reserves, equity contributions, and/or deferred PIK interest agreements Non-economic modifications may consist of extension of milestones, short term extensions, and/or budget re-allocations 1. Based on total loan portfolio UPB at December 31, 2020 2. Scheduled collections of 100% less (i) default interest from maturity date to foreclosure date waived under the terms of the negotiated deed-in-lieu of foreclosure of one first mortgage loan, and (ii) one retail loan where borrower made December interest payment from funds available subsequent to year end Loan Modifications & Payment Performance Number of Modifications Unpaid Principal Balance PIK Balance on Current Modifications PIK Balance on Expired Modifications Total PIK Balance Outstanding Modifications at 9/30/20 11 $771,460,115 $3,889,426 - $3,889,426 Q4 Modifications: 3 259,478,581 - - - Deferred Fundings on Modified Loans: - 5,551,543 - - - Accrued PIK Interest on Modified Loans: - - 308,543 629,797 938,340 PIK Repayments on Modified Loans: - - (126,840) - (126,840) Modifications Expired in Q4: (8) (488,978,055) (3,216,096) 3,216,096 - Outstanding Modifications at 12/31/20 6 $547,512,184 $855,033 $3,845,893 $4,700,926 Uncollected Interest 3.3%

Loan Financing Overview 1. Includes one non-consolidated senior interest of $132.0 million 2. Omits the impact of LIBOR floors on approximately 12% of our financing 3. See Appendix for definition of Loan Portfolio Leverage 4. Based on extended maturity dates where ability to extend is at Company’s option Note: Totals may not sum due to rounding Loan Financing Arrangements as of December 31, 2020 Non-mark-to-market financings represent 63.5% of total loan portfolio financing1 Total loan portfolio financing capacity of $5.1 billion with $1.7 billion of current availability Weighted average cost of funds of LIBOR plus 1.77%2 Loan portfolio leverage of 74.7%3 Financing Utilization Maturity of Outstanding Borrowings4 2.54x 2.64x Secured Credit Agreements Secured Credit Agreements Commitments Usage Available 3.38x 3.49x 63.5% 36.5% Secured Credit Agreement $249.5M $132.0M Non-Mark-to-Market Mark-to-Market

Capital Structure Overview $50.0 (1%) $1,834.8 (38%) $1,522.9 (31%) $199.6 (4%) $1,266.9 (26%) Series B Preferred Stock Mortgage Loan Payable Collateralized Loan Obligations Secured Credit Agreements Common Equity at Book Value ($ in millions) Maximum Capacity W.A. Approved Advance Rate Look-Through LTV W.A. Cost of Funds W.A. Maturity Outstanding at 12/31/20 Secured Credit Agreements $3,239.5 69.3% 66.1% 2.16% July 20231 $1,522.9 Collateralized Loan Obligations $1,834.8 82.3% 67.6% 1.44% July 20362 $1,834.8 Mortgage Loan Payable3 $50.0 N/A N/A 4.50% Dec 20224 $50.0 Total Debt $5,124.3 73.9% 66.8% 1.81% $3,407.6 Temporary Equity Series B Preferred Stock 11.0%5 $199.6 Permanent Equity Book Value per share as of 12/31/20 $16.50 Shares of Common Stock Outstanding (in millions) 76.8 Stockholder’s Equity $1,266.9 Total Equity $1,466.5 Total Capitalization $4,874.1 Capital Stack Composition Capital Structure Detail ($ in millions) 1. Weighted average maturity of the 7 secured credit facilities, based on extended maturity dates in those instances in which such options are at the Company’s option, subject to no default 2. Represents weighted average legal maturity date 3. Finances one Real Estate Owned asset with carrying value of $99.2M 4. Represents extended maturity date; initial maturity date is December 15, 2021 5. Represents fixed rate dividend

Interest Rate Sensitivity LIBOR $ Impact per Share per Quarter2 100% of the loan portfolio is indexed to one-month USD LIBOR Loan portfolio benefits from low rates due to high in-place LIBOR floors on loans1 ; weighted average LIBOR floor of 1.66% 100% of the loan portfolio is subject to a LIBOR floor of 0.50% or greater Approximately 12% of loan portfolio financing outstanding is subject to a LIBOR floor greater than 0.0% 1. See Item 7A of the Company’s Form 10-K for additional details related to the Company’s interest rate risk for the period ended December 31, 2020 2. Based on loan portfolio composition as of 12/31/2020 LIBOR at 12/31/2019 1.76% LIBOR at 3/31/2020 0.99% LIBOR at 6/30/2020 0.16% LIBOR at 9/30/2020 0.15% LIBOR at 12/31/2020 0.14%

Appendix

TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Loan 1 $300.8 $283.6 L+ 1.6% 3.7 years New York, NY Office $594 Sq. ft. 65.2% Loan 2 $223.0 $171.3 L+ 3.4% 3.6 years Brookhaven (Atlanta), GA Office $214 Sq. ft. 61.4% Loan 3 $210.0 $184.0 L+ 3.6% 3.0 years Detroit, MI Office $217 Sq. ft. 59.8% Loan 4 $206.5 $204.1 L+ 2.9% 3.0 years Various, FL Multifamily $181,299 / Unit 76.6% Loan 5 $200.0 $181.5 L+ 2.9% 3.7 years New York, NY Office $904 Sq. ft. 65.2% Loan 6 $190.1 $173.8 L+ 3.0% 3.9 years San Diego, CA Office $248 Sq. ft. 51.9% Loan 7 $190.0 $185.3 L+ 2.7% 2.5 years Philadelphia, PA Office $177 Sq. ft. 73.6% Loan 8 $173.3 $167.2 L+ 4.3% 1.8 years Philadelphia, PA Office $213 Sq. ft. 72.2% Loan 9 $165.0 $165.0 L+ 3.8% 1.9 years Charlotte, NC Hotel $235,714 / Unit 65.5% Loan 10 $165.0 $161.5 L+ 3.8% 2.2 years Various, NJ Multifamily $132,850 / Unit 78.4% Loans 11 – 57 $2,919.8 $2,647.4 L + 3.3%4 3.1 years     65.2% Total Loan Portfolio $4,943.5 $4,524.7 L + 3.2%4 3.1 years 65.9% 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for definitions, including definition of LTV 4. Represents the weighted average interest rate as of December 31, 2020 which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at December 31, 2020 Note: As of December 31, 2020. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions

Per Share Calculations Per Share Calculations / Distributable Earnings Reconciliation Earnings and Dividends per Common Share Year Ended Three Months Ended (unaudited) Dec 31, 2020 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Net Income (Loss) Attributable to Common Stockholders1 ($155,532) $6,638 $30,782 $40,105 ($233,061) Weighted-Average Number of Common Shares Outstanding, Basic2 76,656,756 76,759,033 76,756,411 76,644,038 76,465,322 Weighted-Average Number of Common Shares Outstanding, Diluted2 76,656,756 79,257,062 78,254,661 76,644,038 76,465,322 Per Common Share Amount, Basic ($2.03) $0.09 $0.40 $0.52 ($3.05) Per Common Share Amount, Diluted ($2.03) $0.09 $0.39 $0.52 ($3.05) Dividends Declared per Common Share $1.21 $0.38 $0.20 $0.20 $0.43 Year Ended Three Months Ended (unaudited) Dec 31, 2020 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Net Income (Loss) Attributable to Common Stockholders1 ($155,532) $6,638 $30,782 $40,105 ($233,061) Non-Cash Compensation Expense 5,768 1,534 1,147 1,686 1,401 Depreciation and Amortization Expense — — — — — Unrealized Gains (Losses) — — — — — Reserve for Estimated Credit Losses 43,182 3,498 654 (24,318) 63,348 Distributable Earnings (106,582) 11,670 32,583 17,473 (168,312) Weighted-Average Number of Common Shares Outstanding, Basic2 76,656,756 76,759,033 76,756,411 76,644,038 76,465,322 Weighted-Average Number of Common Shares Outstanding, Diluted2 76,656,756 79,257,062 78,254,661 76,644,038 76,465,322 Distributable Earnings (Loss) per Common Share, Basic and Diluted ($1.39) $0.15 $0.42 $0.23 ($2.20) 1. Represents GAAP net loss attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock. Please see Note 13 to the Consolidated Financial Statements included in the Company’s Form 10-K for the quarter ended December 31, 2020 for a description of the conversion of all Class A shares to common shares in January 2020 Note: Amounts shown in thousands, except share and per share data. Totals may not sum due to rounding Book Value Per Common Share For the Period Ended (unaudited) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Total Stockholders’ Equity and Temporary Equity $1,466,451 $1,486,001 $1,468,053 $1,231,413 Series B Preferred Stock 199,551 198,152 196,832 - Series A Preferred Stock 125 125 125 125 Stockholders’ Equity, Net of Preferred Stock 1,266,775 $1,287,724 $1,271,096 $1,231,288 Number of Common Shares Outstanding at Period End2 76,787,006 76,757,761 76,792,432 76,650,996 Book Value per Common Share $16.50 $16.78 $16.55 $16.06

ASSETS December 31, 2020 December 31, 2019 Cash and Cash Equivalents $319,669 $79,182 Restricted Cash — 484 Accounts Receivable 785 2,344 Accounts Receivable from Servicer/Trustee 592 13,741 Accrued Interest and Fees Receivable 27,391 28,107 Loans Held for Investment 4,516,400 4,980,389 Allowance for Credit Losses (59,940) — Loans Held for Investment, net (includes $2,259,467 and $2,585,030 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,456,460 4,980,389 Investment in Available-for-Sale CRE Debt Securities (includes $0 and $786,408 pledged as collateral under secured revolving repurchase agreements) — 787,552 Real Estate Owned 99,200 — Other Assets, Net 4,646 1,071 Total Assets $4,908,743 $5,892,870 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable $2,630 $6,665 Accrued Expenses and Other Liabilities 14,450 8,176 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $8,831 and $11,632) 1,514,028 2,448,422 Collateralized Loan Obligations (net of deferred financing costs of $9,192 and $13,632) 1,825,568 1,806,428 Asset-Specific Financings (net of deferred financing costs of $0 and $294) — 76,706 Mortgage Loan Payable (net of deferred financing costs of $853 and $0) 49,147 — Payable to Affiliates 5,570 9,520 Deferred Revenue 1,418 164 Dividends Payable 29,481 32,835 Total Liabilities $3,442,292 $4,388,916 Commitments and Contingencies Temporary Equity: Series B Cumulative Redeemable Preferred Stock ($0.001 par value per share; 13,000,000 and 0 shares authorized, respectively; 9,000,000 and 0 shares issued and outstanding, respectively), net 199,551 Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 302,500,000 and 300,000,000 shares authorized, respectively; 76,787,006 and 74,886,113 shares issued and outstanding, respectively) 77 75 Class A Common Stock ($0.001 par value per share; 0 and 2,500,000 shares authorized, respectively; 0 and 1,136,665 shares issued and outstanding, respectively) — 1 Additional Paid-in-Capital 1,559,681 1,530,935 (Accumulated Deficit) (292,858) (28,108) Accumulated Other Comprehensive Income (Loss) — 1,051 Total Stockholders' Equity 1,266,900 1,503,954 Total Permanent Equity 1,266,900 1,503,954 Total Liabilities and Stockholders' Equity $4,908,743 $5,892,870 All amounts in thousands except share and per share amounts Consolidated Balance Sheets

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended December 31 is unaudited) Three Months Ended Dec 31, Year Ended Dec 31, INTEREST INCOME 2020 2019 2020 2019 Interest Income 62,018 $82,597 283,672 $339,814 Interest Expense (21,465) (41,174) (107,237) (174,841) Net Interest Income 40,553 41,423 176,435 164,973 OTHER REVENUE Other Income, net 9 760 537 1,754 Total Other Revenue 9 760 537 1,754 OTHER EXPENSES Professional Fees 1,501 1,007 8,970 3,719 General and Administrative 898 276 3,597 3,006 Stock Compensation Expense 1,534 757 5,768 2,556 Servicing and Asset Management Fees 307 (67) 1,239 1,837 Management Fee 5,358 5,623 20,767 21,571 Incentive Management Fee - 1,629 - 7,146 Total Other Expenses 9,598 9,225 40,341 39,835 Securities Impairments - - (203,397) - Credit Loss Expense (16,298) - (69,755) - Income (Loss) Before Income Taxes 14,666 32,958 (136,521) 126,892 Income Tax (Expense) Income, net (77) (51) (305) (579) Net Income (Loss) $14,589 $32,907 ($136,826) $126,313 Series A Preferred Stock Dividends (4) (5) (15) (15) Series B Preferred Stock Dividends (6,210) - (14,670) - Net Income (Loss) Attributable to TPG RE Finance Trust, Inc. $8,375 $32,902 ($151,511) $126,298 Basic Earnings per Common Share $0.09 $0.44 ($2.03) $1.73 Diluted Earnings per Common Share $0.09 $0.44 ($2.03) $1.73 Weighted Average Number of Common Shares Outstanding Basic: 76,759,033 74,504,278 76,656,756 72,743,171 Diluted: 79,257,062 74,504,278 76,656,756 72,743,171 Dividends Declared per Common Share $0.38 $0.43 $1.21 $1.72 OTHER COMPREHENSIVE INCOME Net Income (Loss) $14,589 $32,907 ($136,826) $126,313 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities - 74 ($1,051) 3,036 Comprehensive Net Income (Loss) $14,589 $32,981 ($137,877) $129,349

Definitions We use Distributable Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan activity and operations. Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings is substantially the same as Core Earnings, as defined in our Management Agreement, for the year ended December 31, 2020. We believe that Distributable Earnings provides meaningful information for our investors to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. We made an election to be taxed as a REIT for U.S. federal income tax purposes, commencing with our initial taxable year ended December 31, 2014. We generally must distribute annually at least 90% of our net taxable income, subject to certain adjustments and excluding any net capital gain, in order for us to qualify as a REIT for U.S. federal income tax purposes. To the extent that we satisfy this distribution requirement but distribute less than 100% of our net taxable income, we will be subject to U.S. federal income tax on our undistributed taxable income. Dividends are one of the principal reasons investors invest our common stock and over time Distributable Earnings has been a useful indicator of our dividends per share. As such, Distributable Earnings is a measure considered by us in determining dividends. In assessing the impact of the new credit loss accounting guidance on our Distributable Earnings, we determined that, consistent with our policy on credit loss measurement and our stakeholders’ view of realized loan losses, the credit loss provision or reversal as computed under Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses, should be included within unrealized gains, losses or other non-cash items as referenced above, but only to the extent that it exceeds any realized credit losses during the period. See Note 2 to our Consolidated Financial Statements included in this Form 10-K for details related to our accounting policy on credit loss measurement. Consistent with Accounting Standards Codification (“ASC”) 326, a loan will be charged off as a realized loss when it is deemed non-recoverable upon a realization event. This is generally at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is sold, but non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss shall equal the difference between the cash received, or expected to be received, and the book value of the asset. This policy is reflective of our economics as it relates to the ultimate realization of the loan. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (formerly “Core Earnings”)

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit facilities, secured revolving credit facilities, a term loan facility, and asset-specific financing agreements less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit facilities, secured revolving credit facilities, a term loan facility, and asset-specific financing agreements plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Fundings to borrowers that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2020 follows (dollars in millions): Region Form 10-K Reclassification Supplemental % Total Commitment East $2,009.0 $41.9 $2,050.9 41.5% South 1,289.1 (1,289.1) - - West 1,128.9 - 1,128.9 22.8% Midwest 428.4 - 428.4 8.7% Various 88.1 (88.1) - - Southeast - 678.3 678.3 13.7% Southwest - 657.0 657.0 13.3% Total $4,943.5 $- $4,943.5 100.0% Note: Totals may not sum due to rounding Represents GAAP net income attributable to our common and Class A common stockholders after deducting dividends attributable to participating securities Net Income Attributable to Common Stockholders

Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest) as of December 31, 2020, divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period-end

Definitions (cont.) Loan Risk Ratings Using on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. Risk ratings are presented by amortized cost. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BTIG Tim Hayes +1 (212) 738-6199 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Charlie Arestia +1 (212) 622-0755 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset firm TPG. For more information regarding TRTX, visit www.tpgrefinance.com.